Thornburg New York Intermediate Municipal Fund
ALL DATA AS OF 6.30.01

Fund facts  Thornburg New York Intermediate Municipal Fund
                           Thornburg
                     New York Intermediate
                        Municipal Fund
                          A Shares
SEC Yield                  3.08%
Taxable Equiv. Yield       5.75%
NAV                       $12.55
Max. Offering Price       $12.81

Total returns  (Annual Average - After Subtracting Maximum Sales Charge)

One Year                   6.26%
Three Years                4.09%
Since Inception            4.75%
Inception Date            9.5.97

Taxable equivalent yield assumes a 39.6% marginal federal tax rate, a 6.85% New York State tax rate, and a 4.46% New York City tax rate. The investment return and principal value of an investment in the fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.
Maximum sales charge of the Fund's Class A Shares is 2.00%.
The data quoted represent past performance and may not be construed as a guarantee of future results.

Letter to shareholders
July 23, 2001
Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg New York Intermediate Municipal Fund. The net asset value of the A shares increased by 39 cents to $12.55 during the year ending June 30, 2001. If you were with us for the entire period, you received dividends of 61.5 cents per share. If you reinvested dividends, you received 63.0 cents per share.

During the year 2000, falling interest rates drove up the price of most municipal bonds. In general, bonds with the longest maturities benefited the most, while the value of short-term bonds hardly moved. So far in 2001 the environment has reversed: most of the interest rate decline has happened in earlier maturities. This has lifted the prices of shorter-term bonds the most, while prices of most long-term bonds are substantially unchanged. The laddering of bond maturities, which we employ in the Thornburg New York Intermediate Municipal Fund, has served the fund well in both markets, as different parts of the portfolio benefited from each environment.

We now have the steepest municipal bond yield curve since early 1994. There is a 2.45% yield difference between a one-year and a twenty-year AAA municipal bond. Intermediate bonds benefit from a steep yield curve. In a stable interest rate environment, they tend to rise in value as they move closer to maturity.

Since the beginning of the year, yields on money market funds have dropped significantly. As of July 19th, the average taxable money market was yielding 3.37%. If you are an investor in the 35% federal tax bracket, that leaves you with only 2.05% after state and federal taxes! For New York City residents, the after-tax return is even lower.

Your Thornburg New York Intermediate Municipal Fund is a laddered portfolio of 43 municipal obligations of New York issuers. 100% of the bonds are rated A or better by one of the major rating agencies. Today, your fund's weighted average maturity is 7.9 years. We always keep it below 10 years. As you know, we "ladder" the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. The following chart describes the percentages of your fund's bond portfolio maturing in each of the coming years:
                            % of portfolio           Cumulative %
                           maturing within        maturing by end of

                          0 to 2 years = 8%          year 2 = 8%
                          2 to 4 years = 21%         year 4 = 29%
                          4 to 6 years = 10%         year 6 = 39%
                          6 to 8 years = 10%         year 8 = 49%
                         8 to 10 years = 13%        year 10 = 62%
                        10 to 12 years = 7%         year 12 = 69%
                        12 to 14 years = 14%        year 14 = 83%
                        14 to 16 years = 1%         year 16 = 84%
                     16 years and over = 7%         year 18 = 91%
                     18 years and over = 9%         over 18 = 100%

At 6/30/01.  Portfolio holdings can and do vary over time.

A recent Standard & Poors' report on municipal credit quality showed that for the 21st consecutive quarter, rating upgrades surpassed downgrades. This is in stark contrast to the corporate bond market where rating downgrades are outpacing rating upgrades by more than 2 to 1, and default rates are hitting levels not seen since 1991. We believe that as the economic slowdown shows up in slow or no tax revenue growth for many municipalities, they will feel the pinch as well though not to the same extent as the corporate bond market.

New York State finished the 2001 fiscal year with a $1.1 billion general fund balance plus a $3.5 billion tax stabilization reserve balance. We expect economic growth to slow in fiscal year 2002, but the state appears to have built that contingency into their budget process. New York City and State continue to have above average debt levels, significant infrastructure needs, and a heavy reliance upon the financial sector. These are factors to watch, but not causes of immediate concern given New York's strong economy and sound balance sheet.


Municipal bond issuance is up 39% in the first half of 2001 over year ago levels. The large supply has generally been met with strong demand, but occasionally demand has been somewhat weaker. We have been able to take advantage of these imbalances to find some attractive investment opportunities. As we have moved into the summer months, lighter issuance has combined with a slowing economy to make those opportunities somewhat scarcer. There is a very large municipal bond calendar expected this fall headlined by a $12 billion plus California bond issue. We expect the increased supply to bring us a more generous buying environment at that time.

Equity investors, by and large, are having another difficult year. In a slowing economy, we expect long-ignored investment grade bonds to increase in popularity with investors. Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your fund to perform consistently well in varying interest rate environments. Your fund has earned Morningstar's 5-star Overall RatingTM for risk adjusted performance.

Thank you for investing in Thornburg New York Intermediate Municipal Fund.

George Strickland
Portfolio Manager

Past performance is no guarantee of future results.

(C) 2001 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. For each fund with at least a three-year history, Morningstar calculates Morningstar RatingTM metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess risk for return. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten year (if applicable) Morningstar Rating metrics. Thornburg Intermediate Municipal Fund - New York Portfolio was rated against the following numbers of U.S.-domiciled municipal bond funds over the following time periods: 1681 funds in the last three years. With respect to these municipal bond funds, Thornburg Intermediate Municipal Fund - New York Portfolio received a Morningstar Rating of five stars for the 3 year period. Morningstar Rating is for the A share class only; other classes may have different performance characterisitics.

Statement of assets and liabilities
Thornburg New York Intermediate Municipal Fund
June 30, 2001
ASSETS
Investments at value (cost $23,133,047) .........................    $24,928,324
Cash ............................................................        395,493
Receivable for investments sold .................................        201,000
Receivable for fund shares sold .................................        198,647
Interest receivable .............................................        349,441
Prepaid expenses and other assets ...............................            137
         Total Assets ...........................................     26,073,042


LIABILITIES
Payable for investments purchased ...............................        153,468
Accounts payable and accrued expenses ...........................         19,271
Payable to investment advisor (Note 3) ..........................          8,800
Dividends payable ...............................................         36,906
         Total Liabilities ......................................        218,445

NET ASSETS ......................................................    $25,854,597

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($25,854,597
applicable to 2,060,693 shares of beneficial interest
outstanding - Note 4) ...........................................    $     12.55

Maximum sales charge, 2.00% of offering
price (2.04% of net asset value per share) ......................           0.26
Maximum Offering Price Per Share ................................    $     12.81






See notes to financial statements.

statement of operations
Thornburg New York Intermediate Municipal Fund
Year Ended June 30, 2001
                                            INVESTMENT INCOME:
Interest income (net of premium amortized of $39,082) ..........    $ 1,385,627

EXPENSES:
Investment advisory fees (Note 3) ..............................        118,975
Administration fees (Note 3) ...................................         29,744
Service fees (Note 3) ..........................................         58,094
Transfer agent fees ............................................         24,714
Custodian fees .................................................         23,337
Registration and filing fees ...................................            435
Professional fees ..............................................          5,649
Accounting fees ................................................          2,696
Trustee fees ...................................................            682
Other expenses .................................................          5,473

                  Total Expenses ...............................        269,799
Less:
         Expenses reimbursed by investment advisor (Note 3) ....        (62,782)

                  Net Expenses .................................        207,017

                  Net Investment Income ........................      1,178,610

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (Note 5)
Net realized gain on investments sold ..........................         28,632
Increase in unrealized appreciation of investments .............        708,933

                  Net Realized and Unrealized
                  Gain on Investments ..........................        737,565

                  Net Increase in Net Assets Resulting
                  From Operations ..............................    $ 1,916,175

See notes to financial statements.



Statement of changes in net assets
Thornburg New York Intermediate Municipal Fund
                                                                         Year Ended        Year Ended
                                                                        June 30, 2001     June 30, 2000
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income ................................................   $  1,178,610    $  1,285,148
Net realized gain (loss) on investments sold .........................         28,632         (54,491)
Increase (Decrease) in unrealized appreciation of investments ........        708,933        (368,420)

                  Net Increase in Net Assets Resulting from Operations      1,916,175         862,237

DIVIDENDS TO SHAREHOLDERS: ...........................................
From net investment income
                  Class A Shares .....................................     (1,178,610)     (1,285,148)

FUND SHARE TRANSACTIONS (Note 4): ....................................
                  Class A Shares                                              752,395         154,526

                  Net Increase (Decrease) in Net Assets ..............      1,489,960        (268,385)

NET ASSETS:
         Beginning of year ...........................................     24,364,637      24,633,022

         End of year .................................................   $ 25,854,597    $ 24,364,637



See notes to financial statements.


Notes to financial statements
Thornburg New York Intermediate Municipal Fund
June 30, 2001
Note 1 - Organization
Thornburg New York Intermediate Municipal Fund (the "Fund"), is a series of Thornburg Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eight series of shares of beneficial interest in addition to those of the Fund:
Thornburg Florida Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg Global Value Fund and Thornburg Core Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Fund will also invest primarily in municipal obligations within the state of New York, with the objective of having interest dividends paid to its shareholders exempt from any individual income taxes. Additionally, the Fund will seek to have dividends paid to its individual shareholders exempt from New York City income taxes.

Note 2 - Significant Accounting Policies Significant accounting policies of the Fund are as follows:
Valuation of Investments: In determining net asset value, the Fund utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, or at the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Trust are reviewed by the officers of the Fund under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates value.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore no provision for Federal income tax is required. Dividends paid by the Fund for the year ended June 30, 2001 represent exempt interest dividends which are excludable by shareholders from gross income for Federal income tax purposes. Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security for the Fund, on a when-issued basis, it will record the transaction and reflect the value in determining the Fund's net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.
General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment
Advisory Fee and Other Transactions With Affiliates Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the year ended June 30, 2001, these fees were payable at annual rates ranging from 1/2 of 1% to 11/40 of 1% of the average daily net assets of the Fund. The Trust entered into an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets. For the year ended June 30, 2001 the Adviser voluntarily reimbursed certain operating expenses amounting to $62,782. The Trust has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the year ended June 30, 2001, the Distributor has advised the Fund that it earned commissions aggregating $228 from the sale of Class A shares.
Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Trust may reimburse to the Adviser an amount not to exceed 1/4 of 1% per annum of the Fund's average net assets for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares.
Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

Note  4 - Shares of Beneficial Interest
At June 30, 2001 there were an unlimited number of shares of beneficial interest authorized, and capital paid-in aggregated $24,090,274. Transactions in shares of beneficial interest were as follows:

                                                Year Ended                    Year Ended
                                              June 30, 2001                 June 30, 2000
                                             Shares       Amount           Shares       Amount
Class A Shares

Shares sold ..........................       264,738    $ 3,307,825        193,238    $ 2,353,895
Shares issued to shareholders in
         reinvestment of distributions        56,203        697,837         63,212        768,282

Shares repurchased ...................      (263,900)    (3,253,267)      (245,043)    (2,967,651)

Net Increase .........................        57,041    $   752,395         11,407    $   154,526


Note 5 - Securities Transactions
For the year ended June 30, 2001 the Fund had purchase and sale transactions (excluding short-term securities) of $5,045,089 and $5,315,195, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At June 30, 2001, net unrealized appreciation of investments was $1,795,277, resulting from $1,797,392 gross unrealized appreciation and $2,115 gross unrealized depreciation.
Accumulated net realized losses from security transactions included in net assets at June 30, 2001 aggregated $30,954. At June 30, 2001, the Fund had tax basis capital losses of $7,906 which may be carried over to offset future capital gains. Such losses expire in 2008. In addition, the Fund utilized $7,061 of capital loss carryforwards during the year ended June 30, 2001. At June 30, 2001, the Fund had deferred capital losses occurring subsequent to October 31, 2000, of $23,048. For tax purposes, such losses will be reflected in the year ended June 30, 2002.


Financial highlights
Thornburg New York Intermediate Municipal Fund
                                                                                   Year Ended June 30:
                                                                2001           2000           1999          1998(a)
CLASS A SHARES:
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $       12.16  $       12.36  $       12.71  $       12.50

Income from investment operations:
         Net investment income .......................            0.62           0.64           0.64           0.52
         Net realized and unrealized
         gain (loss) on investments ..................            0.39          (0.20)         (0.33)          0.21

Total from investment operations .....................            1.01           0.44           0.31           0.73
Less dividends from:
         Net investment income .......................           (0.62)         (0.64)         (0.64)         (0.52)
         Net realized gains ..........................            0.00           0.00          (0.02)          0.00

Change in net asset value ............................            0.39          (0.20)         (0.35)          0.21

Net asset value, end of year .........................   $       12.55  $       12.16  $       12.36  $       12.71

TOTAL RETURN (b) .....................................            8.44%          3.65%          2.38%          5.92%

RATIOS/SUPPLEMENTAL DATA Ratios to average net assets:
         Net investment income .......................            4.95%          5.23%          5.00%          4.99%(c)
         Expenses, after expense reductions ..........            0.87%          0.76%          0.75%          0.78%(c)
         Expenses, before expense reductions .........            1.13%          1.15%          1.16%          1.19%(c)

Portfolio turnover rate ..............................           21.96%         19.02%          9.06%         42.26%

Net assets at end of year (000) .....................$           25,855  $      24,365  $      24,633  $      25,472


(a)  Commenced operations on September 5, 1997.
(b) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c)  Annualized.



Schedule of Investments
Thornburg New York Intermediate Municipal Fund      June 30, 2001
CUSIPS: Class A - 885-215-665 NASDAQ Symbols: Class A - THNYX

700,000                         Bethlehem Central School District General Obligation, 7.10% due      Aaa/AAA        $812,280
                                11/1/2006 (Insured: AMBAC)
215,000                         Canastota Central School District General Obligation, 7.10% due      A3/NR          243,446
                                6/15/2007
205,000                         Canastota Central School District General Obligation, 7.10% due      A3/NR          233,645
                                6/15/2008
1,000,000                       Dutchess County Industrial Development Agency, 6.05% due 11/1/2019   NR/AA          1,096,820
                                (Kaatsbaan Dance Center Project)
550,000                         Guam Power Authority Revenue Series A, 6.625% due 10/1/2014,         NR/AAA         617,138
                                pre-refunded 10/1/04 @ 102
1,000,000                       Hempstead Town New York Industrial Development Agency Resources      A3/BBB         1,004,960
                                Recovery Revenue, 5.00% due 12/1/2010 (America Refunding Fuel
                                Project)
880,000                         Monroe County Industrial Development Agency Revenue, 6.45% due       Aa1/NR         948,411
                                2/1/2014 (Civic Facility - Depaul Community Facility Project;
                                Insured: Sonyma)
530,000                         Nassau Health Care Corporation, 6.00% due 8/1/2011 (Insured: FSA)    Aaa/AAA        596,557
460,000                         New York City General Obligation, 7.10% due 2/1/2009, pre-refunded   Aaa/A          478,612
                                2/01/02 @ 101.5
500,000                         New York City General Obligation, 7.00% due 2/1/2019, pre-refunded   Aaa/A          519,905
                                7/01/02 @ 101.5
1,000,000                       New York City General Obligation Series B, 7.20% due 8/15/2008,      A2/A           1,124,740
                                pre-refunded 8/15/04 @ 101
250,000                         New York City General Obligation Series B-1, 7.30% due 8/15/2010,    Aaa/A          282,048
                                pre-refunded 8/15/04 @ 101
1,000,000                       New York City Municipal Water Finance Authority Series B, 5.75%      Aaa/AAA        1,108,760
                                due 6/15/2013 (ETM)
150,000                         New York City Municipal Water Finance Authority Water and Sewer      Aaa/AAA        151,500
                                Systems Revenue Series A, 6.60% due 6/15/2002 (Insured: FGIC)
920,000                         New York City Trust Cultural Resources Revenue, 5.75% due 7/1/2014   NR/A           942,494
                                (Museum Of American Folk Art Project; Insured: ACA)
40,000                          New York City Unrefunded Balance General Obligation, 7.10% due       A2/A           41,614
                                2/1/2009
500,000                         New York Dormitory Authority Revenue, 7.35% due 8/1/2029 (Jewish     NR/AAA         557,660
                                Geriatric Project; Insured: FHA)
500,000                         New York Dormitory Authority Revenue Series B, 6.25% due             Aaa/AAA        550,565
                                5/15/2014, pre-refunded 5/15/04
350,000                         New York Dormitory Authority Revenues, 5.25% due 7/1/2010            NR/AA          371,389
                                (Insured: Asset Guaranty)
370,000                         New York Dormitory Authority Revenues, 5.25% due 7/1/2011            NR/AA          392,159
                                (Insured: Asset Guaranty)
1,000,000                       New York Dormitory Authority Revenues, 6.10% due 7/1/2019 (Ryan      Aa1/NR         1,084,190
                                Clinton Community Health Center Project;  Insured: Sonyma
                                Mortgage)
375,000                         New York Dormitory Authority Revenues Capital Appreciation           Aaa/AAA        306,818
                                Unrefunded Bal A, 0% due 7/1/2005 (Insured: FSA)
400,000                         New York Environmental Facilities Corporation PCR Water Revolving    Aa2/AA-        401,488
                                Fund Series B, 7.50% due 3/15/2011
600,000                         New York Environmental Facilities Corporation PCR Water Revolving    Aa1/AAA        669,192
                                Fund Series E, 6.875% due 6/15/2014, refunded 6/01/04 @ 101.5
400,000                         New York Environmental Facilities Corporation PCR Water Revolving    Aa1/AA+        438,792
                                Fund Series E, 6.875% due 6/15/2014
500,000                         New York General Obligation, 9.875% due 11/15/2005                   A2/AA          621,905
665,000                         New York Housing Finance Service Prerefunded Series A, 6.375% due    A3/AAA         759,889
                                9/15/2015, pre-refunded 9/15/07 @ 100
85,000                          New York Housing Finance Service Unrefunded Balance Series A,        NR/AA-         91,705
                                6.375% due 9/15/2015
110,000                         New York Medical Care Facilities Finance Agency Revenue, 6.125%      Aa2/AA         114,969
                                due 2/15/2014 (Insured: FHA)
1,000,000                       New York Medical Care Facilities Finance Agency Revenue Secured      Aaa/AAA        1,025,770
                                Hospital Rev. Series 1991-A, 7.35% due 8/15/2011, pre-refunded
                                8/15/01 @ 102
500,000                         New York Medical Care Facilities Finance Agency Revenue Series A,    Aaa/AAA        566,935
                                6.85% due 2/15/2017, pre-refunded 2/15/05 @ 102 (Brookdale
                                Hospital Medical Center Project)
500,000                         New York Medical Care Facilities Finance Agency Revenue Series A,    Aaa/AAA        566,235
                                6.80% due 2/15/2020, pre-refunded 2/15/05 @ 102 (New York Downtown
                                Hospital Project)
665,000                         New York Mortgage Agency Revenue, 5.85% due 10/1/2017                Aaa/NR         694,114
1,000,000                       New York Mortgage Agency Revenue Series 29-B, 6.45% due 4/1/2015     Aa1/NR         1,022,910
2,000,000                       New York Urban Development Corporation Correctional Facilities       A3/AA-         1,503,960
                                Revenue, 0% due 1/1/2008
355,000                         Oneida County Industrial Development Agency, 6.00% due 1/1/2010      NR/AA          391,760
                                (Insured: Asset Guaranty)
450,000                         Oneida County Industrial Development Agency Revenue, 6.10% due       Aa3/NR         480,271
                                6/1/2020 (Civic Facility Presbyterian Home Project; LOC: HSBC Bank
                                USA)
750,000                         Port Chester New York Industrial Development Agency Refunding,       NR/AAA         749,407
                                4.75% due 7/1/2031, put 7/1/11 @ 100 (American Foundation Project;
                                FNMA Collateralized)
100,000                         Southampton Village General Obligation Series B, 7.60% due           Aaa/AAA        109,191
                                9/1/2003 (Insured: MBIA)
210,000                         Utica Industrial Development Agency Civic Facility Revenue, 5.25%    Aa3/NR         212,806
                                due 7/15/2016 (Munson Williams Proctor Institute Project)
625,000                         Valley Central School District Montgomery, 7.15% due 6/15/2007       Aaa/AAA        731,087
                                (Insured: AMBAC)
165,000                         Watkins Glen Central School District, 7.25% due 6/15/2004            Aaa/AAA        182,356
                                (Insured: MBIA)
110,000                         Waverly General Obligation, 9.05% due 6/15/2004 (Insured: MBIA)      Aaa/AAA        127,871
                                (ETM)

                                TOTAL INVESTMENTS (Cost $23,133,047)                                                $ 24,928,324

+Credit ratings are unaudited.
*Escrow to maturity

Report of Independent Accountants
Thornburg New York Intermediate Municipal Fund June 30, 2001
To the Trustees and Shareholders of
Thornburg Investment Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg New York Intermediate Municipal Fund series of Thornburg Investment Trust (the "Fund") at June 30, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended June 30, 1999 were audited by other independent accountants whose report dated July 27, 1999 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP


New York, New York
August 8, 2001

Index Comparisons
INTERMEDIATE NEW YORK FUND
Index Comparison
Compares performance of Intermediate New York Fund, the Merrill Lynch Municipal Bond (7-12 year) Index and the Consumer Price Index, for the periods ending June 30, 2001. On June 30, 2001, the weighted average securities ratings of the Index and the Fund were AA and AA+, respectively, and the weighted average portfolio maturities of the Index and the Fund were 9.5 years and 7.9 years, respectively. Past performance of the Index and the Fund may not be indicative of future performance.

Class A
Average Annual Total Returns (at max. offering price) (periods ending 6/30/01)
One year:                  6.26%
Three years:               4.09%
From inception (9.5.97):   4.75%

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.

Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200